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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07816

PCM Fund, Inc.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, NY	10105
(Address of principal executive offices)	(Zip code)

Lawrence G. Altadonna

1345 Avenue of the Americas

New York, NY 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: December 31, 2010

Date of reporting period: June 30, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-2001. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORT TO SHAREHOLDERS

Semi-Annual Report

June 30, 2010

PCM Fund, Inc.

6.30.10	PCM Fund, Inc. Semi-Annual Report	1

Dear Shareholder:

The U.S. economy began 2010 as it ended 2009: with solid growth. Gross domestic product expanded at an annualized rate of 2.7% between January and March, marking the third consecutive quarter of growth. This tangible evidence of an improving economy was accompanied by a roaring stock market, which continued to recover from the lows of March 2009. Investors responded by continuing to shift out of U.S. Treasury bonds and into higher-yielding corporate securities and stocks.

But the story changed rather dramatically between April and the end of June. Concerns that a handful of European governments would default on their debt, key emerging markets like China and Brazil may be cooling, and — last but by no means least — evidence that U.S. economic recovery may be running out of gas combined to spark a reversal. U.S. stocks dropped sharply, and the very same Treasury market that investors had just fled once again returned to favor. Treasury prices surged, pushing yields on the benchmark 10-year bond beneath 3% to their lowest levels in more than a year (bond prices and bond yields move in opposite directions).

Six Months in Review

In this see-saw environment, PCM Fund returned 27.10% on net asset value (“NAV”) and 31.09% on market price, for the fiscal six-month period ended June 30, 2010. In contrast, the U.S. Treasury market, as measured by the Barclays Capital U.S. Treasury Index, gained 13.20%. The Barclays Capital Mortgage Index, a broad measure of mortgage bond performance, advanced 4.59%, the Barclays Capital U.S. Aggregate Index, a broad measure of government and corporate bond performance, rose 5.33% and the Barclays Capital U.S. Credit Index, a measure of corporate bond performance, increased 5.62%.

Market signals of a possible U.S. slowdown were echoed by the Federal Reserve Board (the “Fed”). At the Fed’s last meeting in late June, policymakers downgraded their expectations for growth, indicating it could take up to six years for the economy to get back to what they considered normal. They warned that additional stimulus measures may be needed if things “were to worsen appreciably.” Despite this cautious tone, the Fed began gingerly withdrawing some of the extraordinary measures put in place over the last few years as the economy unraveled. Some of these measures included the purchase of large amounts of mortgage-backed securities and Treasury bonds from commercial banks around the country; the purpose of these purchases was to encourage those banks to step up lending to businesses and consumers.

The Fed’s warnings were themselves something of a reversal, coming just months after it raised the discount-rate — the interest rate it charges banks for direct loans — from 0.50% to 0.75%. The move was seen as a

2	PCM Fund, Inc. Semi-Annual Report	6.30.10

signal for banks to borrow money not from the government, but from a healthier private sector. The Fed continued to maintain its closely- watched Federal Funds Rate — the interest rate banks charge to lend federal funds to other banks, usually on an overnight basis — in the 0.0% to 0.25% range.

Positioned to Face Today’s Challenges

The swift reversals in the markets over the last few months serve as yet another reminder that the U.S. economy, despite three consecutive quarters of growth, remains anemic. Consumers are cautious, the housing market tepid and the unemployment rate hovers stubbornly near double-digit levels. And with record deficits and already rock-bottom interest rates, the ability of the federal government to act seems more constrained than it did just a year or two ago.

There has been some concern that the U.S. economy could slip back into recession — the so-called “double-dip” scenario. Although there are no guarantees, a more likely outcome is for the economy to continue expanding, albeit at a rather modest pace. It would not be unreasonable to expect occasional volatility along the lines of what we have seen in the past, and we urge investors to adjust expectations accordingly.

For specific information on the Fund and its performance, please review the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Fund’s shareholder servicing agent at (800) 254-5197. In addition, a wide range of information and resources is available on our website, www.allianzinvestors.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Fund’s investment manager, and Pacific Investment Management Company LLC (“PIMCO”), the Fund’s sub-adviser, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess	Brian S. Shlissel

Chairman	President & CEO

Receive this report electronically and eliminate paper mailings. To enroll, go to www.allianzinvestors.com/ edelivery.

6.30.10	PCM Fund, Inc. Semi-Annual Report	3

PCM Fund, Inc. Fund Insights/Performance & Statistics

June 30, 2010 (unaudited)

•	For the six month period ended June 30, 2010, PCM Fund, Inc. returned 27.10% on NAV and 31.09% on market price, as compared to a 30.47% return for the Barclays CMBS BBB Index, Leveraged 1.3 times.
•

Commercial mortgage-backed securities (“CMBS”) experienced mixed performance across the capital structure during the period, with more senior securities — particularly BBBs —underperforming lower rated securities. Despite the sell off in Treasury rates, AAA CMBS returned 9.78% during the reporting period while lower rated fixed-rate BBB CMBS returned 24.02%.

•

In the first quarter of 2010, CMBS benefitted from their inclusion in the Term Asset-Backed Securities Loan Facility (“TALF”), which helped restart the new-issue CMBS market as demand from the Public-Private Investment Partnership (“PPIP”) continued to support prices. AAA CMBS spreads tightened over 11% from their widest levels in the fall of 2008.

•

CMBS fundamentals continued to deteriorate with higher delinquencies and loss severities and a decline in property values. Commercial property prices have declined 41.1% from their peak in October 2007.

•	Drivers of performance:
•

Overall CMBS and Non-Agency exposure benefitted absolute returns, as the sectors rallied for most of the period due to limited supply and strong dealer and PPIP demand. In the last two months of the reporting period, both sectors returned some of their spread tightening as global concerns contributed to broader market volatility.

•	Although CMBS positively contributed to performance, exposure to high-quality CMBS detracted on a relative basis as senior CMBS positioning did not keep pace with the rally in lower rated CMBS.
•

Exposure to financials was negative for performance, as heightened risk aversion and uncertainty surrounding the fallout from the European sovereign debt crisis led to a broad market sell-off in the sector.

•

Although the Non-Agency MBS sector continued to benefit from limited supply and strong collateral performance, senior non-Agency MBS detracted from performance as the sector was unable to keep pace with the rally in BBB CMBS.

•	An underweight to duration detracted from performance, as rates rallied 91 basis points during the period and investors moved to flight-to-quality assets amidst global concerns.

4	PCM Fund, Inc. Semi-Annual Report	6.30.10

Total Return(1):	Market Price	NAV
Six Months	31.09%	27.10%
1 Year	82.70%	77.02%
5 Year	4.20%	6.06%
10 Year	8.39%	7.86%
Commencement of Operations (9/2/93) to 6/30/10	7.45%	7.75%

Market Price/NAV Performance:

Commencement of Operations (9/2/93) to 6/30/10

Market Price/NAV:

Market Price	$9.97
NAV	$9.36
Premium to NAV	6.52%
Market Price Yield(2)	8.43%

Moody’s Ratings

    (as a % of total investments)

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in net asset value (“NAV”) or market price (as applicable) in the specified period. The calculation assumes that all income dividends and capital gain distributions if any, have been reinvested. Total return does not reflect broker commissions or sales charges. Total return for a period of less than one year is not annualized. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from its results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in Fund dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a onetime public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. NAV is equal to total assets less total liabilities divided by the number of shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly per share dividend (comprised of net investment income) payable to shareholders by the market price per share at June 30, 2010.

6.30.10	PCM Fund, Inc. Semi-Annual Report	5

PCM Fund, Inc. Schedule of Investments

June 30, 2010 (unaudited)

Principal Amount (000s)			Credit Rating (Moody’s/S&P)	Value
MORTGAGE-BACKED SECURITIES – 124.9%
	$701	American Home Mortgage Assets, 1.333%, 11/25/46, CMO, FRN	Caa1/CCC	$322,343
	410	Banc of America Alternative Loan Trust, 6.25%, 1/25/37, CMO	Ca/NR	205,546
		Banc of America Commercial Mortgage, Inc., CMO,
	2,000	5.414%, 9/10/47 (h)	Aaa/AAA	2,096,831
	2,500	7.224%, 4/15/36, VRN	A1/NR	2,472,433
	789	8.052%, 11/15/31, VRN (h)	Aaa/AAA	788,910
		Banc of America Funding Corp., CMO,
	1,273	3.210%, 12/20/34, VRN	NR/A-	877,585
	456	5.709%, 3/20/36, FRN	Caa1/BB	375,648
	1,215	7.00%, 10/25/37	NR/CCC	864,816
	882	Banc of America Mortgage Securities, Inc., 5.063%, 6/25/35, CMO, FRN	B3/NR	786,822
	1,000	BCRR Trust, 5.858%, 7/17/40, CMO, VRN (a)(c)	Aa2/NR	866,786
		Bear Stearns Adjustable Rate Mortgage Trust, CMO, FRN,
	2,000	3.735%, 10/25/35	NR/BB	1,643,031
	605	4.790%, 5/25/34 (h)	A2/A+	584,562
		Bear Stearns Alt-A Trust, CMO, VRN,
	467	3.597%, 9/25/34	A2/AAA	287,993
	328	5.471%, 7/25/35	Ba1/CCC	230,232
	1,973	5.492%, 8/25/36	Caa3/D	952,034
	345	5.644%, 5/25/36	Caa2/CC	172,146
	874	6.213%, 8/25/36	Caa2/CCC	559,924
	309	Bear Stearns Asset Backed Securities Trust, 5.50%, 12/25/35, CMO	Caa1/CCC	249,091
		Bear Stearns Commercial Mortgage Securities, CMO,
	1	5.06%, 11/15/16	Aaa/AAA	736
	3,000	5.694%, 6/11/50, VRN (h)	NR/A+	3,043,520
	1,300	5.808%, 3/13/40, VRN (a)(c)	NR/BBB	1,059,683
	2,000	5.907%, 6/11/40, VRN (h)	Aaa/NR	2,039,765
	1,000	5.983%, 5/11/39, VRN (a)(c)	NR/BBB+	877,021
	1,332	6.50%, 2/15/32 (c)	NR/BB	1,052,498
	1,705	CBA Commercial Small Balance Commercial Mortgage,
		5.54%, 1/25/39, CMO (a)(c)(e)	Ca/BB-	988,167
	800	Chase Mortgage Finance Corp., 6.00%, 3/25/37, CMO	Caa3/CCC	673,072
	2,500	Citigroup Commercial Mortgage Trust, 5.888%, 12/10/49, CMO, VRN (h)	Aaa/AA	2,553,499
		Citigroup Mortgage Loan Trust, Inc., CMO, VRN,
	954	5.205%, 9/25/35	NR/CCC	821,469
	928	5.59%, 11/25/36	NR/CCC	688,833
	4,012	Citigroup/Deutsche Bank Commercial Mortgage Trust,
		5.322%, 12/11/49, CMO (h)	Aaa/A-	3,906,149
	314	Citimortgage Alternative Loan Trust, 5.50%, 4/25/22, CMO	B3/NR	268,515
	3,000	Commercial Capital Access One, Inc., 7.874%, 11/15/28, CMO, VRN (a)(c)	NR/NR	1,121,288
		Commercial Mortgage Pass Through Certificates, CMO (a)(c),
	1,500	6.586%, 7/16/34 (h)	Aaa/AAA	1,671,785
	2,893	6.83%, 2/16/34, VRN (h)	Aaa/NR	2,949,080
	1,500	6.938%, 7/16/34, VRN	Aa2/A+	1,491,233

6	PCM Fund, Inc. Semi-Annual Report	6.30.10

PCM Fund, Inc. Schedule of Investments

June 30, 2010 (unaudited) (continued)

Principal Amount (000s)			Credit Rating (Moody’s/S&P)	Value
		Countrywide Alternative Loan Trust, CMO,
	$574	0.627%, 2/25/37, FRN	Caa2/CCC	$305,619
	430	0.637%, 2/25/36, FRN	Caa3/CC	85,060
	382	6.00%, 11/25/35	Caa3/CCC	302,362
		Credit Suisse First Boston Mortgage Securities Corp., CMO,
	22,405	1.611%, 12/15/35, IO, VRN (a)(c)(h)	NR/AAA	603,129
	3,000	6.574%, 12/15/35 (h)	Aaa/AAA	3,146,027
	189	7.00%, 2/25/33	Aaa/AAA	204,234
	2,000	7.46%, 1/17/35, VRN (c)	NR/NR	2,201,882
		Credit Suisse Mortgage Capital Certificates, CMO,
	5,000	5.467%, 9/15/39 (h)	Aaa/AAA	4,925,709
	457	5.896%, 4/25/36	Caa1/CCC	322,586
	366	6.50%, 5/25/36	Caa2/D	138,919
	1,925	CW Capital Cobalt Ltd., 5.223%, 8/15/48, CMO (h)	NR/AA-	1,927,245
	4,078	FFCA Secured Lending Corp., 1.203%, 9/18/27, CMO, IO, VRN (a)(c)	Aaa/NR	85,263
	388	First Horizon Alternative Mortgage Securities,
		4.565%, 8/25/35, CMO, FRN	B1/CCC	101,457
	363	First Horizon Asset Securities, Inc., 2.875%, 4/25/35, CMO, FRN	Baa2/AAA	350,037
	2,000	First Union-Lehman Brothers-Bank of America, 6.778%, 11/18/35, CMO (h)	Aaa/AAA	2,127,021
		GMAC Commercial Mortgage Securities, Inc., CMO (a)(c),
	2,000	6.50%, 5/15/35 (h)	NR/BBB	2,109,365
	1,500	7.11%, 5/15/30, VRN	NR/NR	934,291
	1,500	8.262%, 9/15/35, VRN	NR/NR	1,474,420
		Greenwich Capital Commercial Funding Corp., CMO,
	1,500	5.419%, 1/5/36, VRN (a)(c)	A2/A+	1,462,849
	2,000	5.444%, 3/10/39 (h)	Aaa/A	2,008,144
		GS Mortgage Securities Corp. II, CMO,
	5,750	5.56%, 11/10/39 (h)	Aaa/NR	5,847,292
	3,480	7.644%, 8/5/18, VRN (a)(c)	Baa2/NR	2,773,203
	1,002	Harborview Mortgage Loan Trust, 6.079%, 6/19/36, CMO, VRN	Caa3/CC	581,610
	300	Indymac Index Mortgage Loan Trust, 0.747%, 11/25/34, CMO, FRN	Ba1/BB	185,229
		JPMorgan Chase Commercial Mortgage Securities Corp., CMO,
	9,283	1.513%, 3/12/39, IO, VRN (a)(c)(h)	Aaa/NR	270,801
	2,000	5.721%, 3/18/51, VRN (a)(c)	Aa3/NR	1,627,803
	1,195	5.794%, 2/12/51, VRN	Aaa/A+	1,211,728
	1,400	5.937%, 2/12/49, VRN	Aaa/A+	1,414,134
	2,000	6.162%, 5/12/34 (h)	Aaa/NR	2,113,976
	1,150	6.188%, 2/15/51, VRN (h)	Aaa/A-	1,178,284
		JPMorgan Mortgage Trust, CMO,
	635	3.448%, 7/25/35, FRN	B1/B+	605,445
	725	5.119%, 10/25/35, VRN	B1/NR	710,172
	950	LB Commercial Conduit Mortgage Trust, 6.150%, 7/15/44, CMO, VRN	Aaa/A	938,352
		LB-UBS Commercial Mortgage Trust, CMO,
	1,278	5.347%, 11/15/38 (h)	NR/AAA	1,321,335
	1,500	5.683%, 7/15/35 (a)(c)	Ba1/BBB-	1,288,738
	1,572	6.95%, 3/15/34, VRN (a)(c)	A1/A	1,449,675
	2,000	7.29%, 9/15/34 (a)(c)	B1/NR	1,954,697

6.30.10	PCM Fund, Inc. Semi-Annual Report	7

PCM Fund, Inc. Schedule of Investments

June 30, 2010 (unaudited) (continued)

Principal Amount (000s)			Credit Rating (Moody’s/S&P)	Value
	$1,993	Lehman Mortgage Trust, 6.00%, 5/25/37, CMO	NR/D	$1,621,781
	1,729	Luminent Mortgage Trust, 0.517%, 12/25/36, CMO, FRN	B2/B+	1,015,026
	2,000	MASTR Asset Securitization Trust, 6.00%, 6/25/36, CMO, FRN	Caa2/CCC	1,610,252
		Merrill Lynch/Countrywide Commercial Mortgage Trust, CMO (h),
	1,500	5.485%, 3/12/51, VRN	Aaa/NR	1,438,881
	2,300	5.70%, 9/12/49	NR/A+	2,295,480
	1,500	Merrill Lynch Mortgage Investors, Inc., 7.065%, 12/15/30, CMO, VRN	Aaa/AA+	1,646,866
		MLCC Mortgage Investors, Inc., CMO, FRN,
	195	0.513%, 11/25/35	B1/BBB	170,183
	613	0.557%, 7/25/30	A2/AAA	443,484
	685	0.597%, 11/25/35	B3/BBB	569,885
	517	0.677%, 11/25/29	Aaa/AAA	434,100
		Morgan Stanley Capital I, CMO,
	2,000	5.447%, 2/12/44, VRN	Aaa/A	1,992,125
	315	5.692%, 4/15/49, VRN	Aaa/A-	304,640
	558	5.809%, 12/12/49	NR/A+	578,518
		Morgan Stanley Mortgage Loan Trust, CMO,
	780	3.277%, 1/25/35, VRN	NR/CCC	96,518
	1,000	6.00%, 8/25/37	NR/CCC	832,780
	1,639	Nationslink Funding Corp., 7.105%, 8/20/30, CMO, VRN (a)(c)	NR/BBB+	1,766,546
		Ocwen Residential MBS Corp., CMO, VRN (a)(c),
	176	6.883%, 6/25/39 (d)	NR/NR	3,935
	2,127	7.00%, 10/25/40 (e)	B3/NR	242,772
		RBSCF Trust, CMO, VRN (a)(c)(e),
	1,000	5.223%, 8/26/48	NR/NR	884,275
	1,000	5.331%, 2/26/44	NR/NR	849,034
	1,000	5.336%, 5/26/47	NR/NR	871,168
	2,744	6.068%, 2/17/51	NR/NR	2,167,927
		Residential Accredit Loans, Inc., CMO,
	972	5.881%, 1/25/36, VRN	Caa2/CC	547,427
	765	6.00%, 8/25/35	NR/CCC	602,240
	791	6.50%, 9/25/37	NR/CC	517,738
	633	Residential Asset Securitization Trust, 6.00%, 3/25/37, CMO	NR/CC	426,962
		RMF Commercial Mortgage Pass Through Certificates, CMO (a)(c),
	235	7.471%, 1/15/19	NR/NR	169,804
	265	9.35%, 1/15/19, VRN	NR/NR	79,377
	318	Sequoia Mortgage Trust, 0.548%, 7/20/36, CMO, FRN	B1/BBB+	256,619
		Structured Adjustable Rate Mortgage Loan Trust, CMO, VRN,
	1,502	5.818%, 11/25/36	NR/CC	1,131,636
	1,717	5.877%, 4/25/36	NR/CC	1,196,832
	928	5.948%, 1/25/36	NR/CCC	663,371
	1,954	Structured Asset Mortgage Investments, Inc.,
		0.557%, 8/25/36, CMO, FRN	Caa1/CCC	1,079,205
	459	Structured Asset Securities Corp., 5.00%, 5/25/35, CMO	Baa3/A	411,493
	416	TBW Mortgage Backed Pass Through Certificates, 6.00%, 7/25/36, CMO	NR/D	264,269
	3,000	TrizecHahn Office Properties, 7.604%, 5/15/16, CMO (a)(c)	Baa1/A	3,052,601

8	PCM Fund, Inc. Semi-Annual Report	6.30.10

PCM Fund, Inc. Schedule of Investments

June 30, 2010 (unaudited) (continued)

Principal Amount (000s)			Credit Rating (Moody’s/S&P)	Value
		Wachovia Bank Commercial Mortgage Trust, CMO,
	$42,116	0.508%, 10/15/41, IO, VRN (a)(c)(h)	Aaa/AAA	$800,626
	1,010	1.350%, 9/15/21, FRN (a)(c)	B1/CCC-	812,458
	2,500	5.188%, 2/15/41, VRN (a)(c)	Baa2/BBB	2,161,876
	1,000	5.509%, 4/15/47	Aaa/BBB+	939,378
	5,044	5.605%, 2/15/35, VRN (a)(c)(h)	NR/AA-	4,804,246
	1,825	6.099%, 2/15/51, VRN (h)	Aaa/BBB	1,753,226
	278	Wells Fargo Alternative Loan Trust, 5.50%, 7/25/22, CMO	NR/CC	225,454

Total Mortgage-Backed Securities (cost-$132,183,355)				133,564,153

CORPORATE BONDS & NOTES – 41.9%
Airlines – 7.5%
	4,706	American Airlines Pass Through Trust, 6.817%, 11/23/12 (h)	B2/BB-	4,706,000
	488	Northwest Airlines, Inc., 1.215%, 5/20/14, FRN (MBIA) (h)	Baa2/BBB-	432,247
		United Air Lines Pass Through Trust (h),
	889	6.636%, 1/2/24	Ba1/BB+	818,361
	1,000	9.75%, 1/15/17	Ba1/BBB	1,067,500
	975	10.40%, 5/1/18	Ba1/BBB	1,047,613

				8,071,721

Automotive – 0.7%
	750	Tenneco, Inc., 8.625%, 11/15/14 (h)	Caa1/CCC+	760,313

Banking – 5.0%
	1,000	American Express Bank FSB, 0.477%, 5/29/12, FRN (h)	A2/BBB+	985,549
	2,200	Discover Bank, 7.00%, 4/15/20 (h)	Ba1/BBB-	2,226,871
	2,000	Regions Financial Corp., 7.75%, 11/10/14 (h)	Baa3/BBB-	2,112,590

				5,325,010

Electric – 0.2%
	250	Dynegy Holdings, Inc., 7.125%, 5/15/18	B3/B-	167,500

Energy – 0.9%
	950	Consol Energy, Inc., 8.00%, 4/1/17 (a)(c)(h)	B1/BB	985,625

Financial Services – 15.3%
		Ally Financial, Inc.,
	10	5.90%, 1/15/19	B3/B	7,908
	20	6.00%, 2/15/19	B3/B	15,912
	106	6.00%, 3/15/19	B3/B	84,360
	30	6.15%, 3/15/16	B3/B	26,184
	20	6.30%, 8/15/19	B3/B	16,243
	16	6.50%, 10/15/16	B3/B	13,945
	23	6.65%, 6/15/18	B3/B	19,295
	25	6.70%, 6/15/18	B3/B	21,140
	19	6.75%, 8/15/16	B3/B	16,797
	12	6.75%, 6/15/17	B3/B	10,451
	18	6.75%, 9/15/18	B3/B	15,291
	35	6.75%, 10/15/18	B3/B	29,765
	2	6.80%, 10/15/18	B3/B	1,684
	12	6.85%, 4/15/16	B3/B	10,715
	174	6.90%, 8/15/18	B3/B	148,118

6.30.10	PCM Fund, Inc. Semi-Annual Report	9

PCM Fund, Inc. Schedule of Investments

June 30, 2010 (unaudited) (continued)

Principal Amount (000s)			Credit Rating (Moody’s/S&P)	Value
Financial Services (continued)
	$30	7.00%, 6/15/17	B3/B	$26,418
	3	7.00%, 2/15/18	B3/B	2,603
	100	7.00%, 3/15/18	B3/B	86,697
	5	7.00%, 5/15/18	B3/B	4,327
	55	7.00%, 8/15/18	B3/B	47,124
	14	7.05%, 3/15/18	B3/B	12,140
	32	7.05%, 4/15/18	B3/B	27,884
	100	7.125%, 8/15/12	B3/B	97,409
	6	7.15%, 9/15/18	B3/B	5,191
	60	7.20%, 10/15/17	B3/B	52,923
	5	7.25%, 9/15/17	B3/B	4,409
	38	7.25%, 4/15/18	B3/B	33,475
	60	7.25%, 8/15/18	B3/B	52,149
	30	7.25%, 9/15/18	B3/B	26,125
	195	7.30%, 12/15/17	B3/B	173,264
	102	7.30%, 1/15/18	B3/B	90,307
	76	7.35%, 4/15/18	B3/B	67,462
	20	7.375%, 11/15/16	B3/B	18,205
	36	7.40%, 12/15/17	B3/B	32,089
	14	7.50%, 8/15/17	B3/B	12,764
	12	7.50%, 11/15/17	B3/B	10,736
	8	7.75%, 10/15/17	B3/B	7,287
	19	8.00%, 10/15/17	B3/B	17,556
	18	8.00%, 11/15/17	B3/B	16,683
	5	8.20%, 3/15/17	B3/B	4,745
	2,000	8.30%, 2/12/15 (a)(c)(h)	B3/B	2,030,000
	322	9.00%, 7/15/20	B3/B	316,097
	900	American General Finance Corp., 0.787%, 12/15/11, FRN (h)	B2/B	807,157
	1,000	Cantor Fitzgerald L.P., 7.875%, 10/15/19 (a)(c)(h)	Baa3/BBB	1,037,085
		CIT Group, Inc.,
	183	7.00%, 5/1/13	B3/B+	176,528
	275	7.00%, 5/1/14	B3/B+	260,666
	275	7.00%, 5/1/15	B3/B+	255,164
	459	7.00%, 5/1/16	B3/B+	420,688
	642	7.00%, 5/1/17	B3/B+	580,940
		Ford Motor Credit Co. LLC (h),
	2,000	7.25%, 10/25/11	Ba3/B-	2,055,340
	500	8.00%, 12/15/16	Ba3/B-	512,189
	2,000	9.875%, 8/10/11	Ba3/B-	2,105,080
	500	General Electric Capital Corp., 0.656%, 6/12/12, FRN	Aa2/AA+	485,077
	1,000	Merrill Lynch & Co., Inc., 0.763%, 1/15/15, FRN (h)	A2/A	913,792
	1,200	Morgan Stanley, 0.783%, 10/15/15, FRN (h)	A2/A	1,072,576
		SLM Corp. (h),
	1,000	0.546%, 10/25/11, FRN	Ba1/BBB-	947,385
	1,100	8.45%, 6/15/18	Ba1/BBB-	1,017,246

				16,360,790

10	PCM Fund, Inc. Semi-Annual Report	6.30.10

PCM Fund, Inc. Schedule of Investments

June 30, 2010 (unaudited) (continued)

Principal Amount (000s)			Credit Rating (Moody’s/S&P)	Value
Hotels/Gaming – 1.1%
	$1,100	MGM Resorts International, 9.00%, 3/15/20 (a)(c)(h)	B1/B	$1,135,750

Insurance – 5.2%
		American International Group, Inc. (h),
	2,000	4.25%, 5/15/13	A3/A-	1,940,000
	500	5.45%, 5/18/17	A3/A-	446,250
	3,500	5.85%, 1/16/18	A3/A-	3,145,625

				5,531,875

Oil & Gas – 1.4%
		Anadarko Petroleum Corp.,
	200	6.20%, 3/15/40	Ba1/BBB-	158,887
	1,400	6.45%, 9/15/36 (h)	Ba1/BBB-	1,117,984
	285	Global Geophysical Services, Inc., 10.50%, 5/1/17 (a)(c)	B3/B	275,025

				1,551,896

Paper/Paper Products – 0.9%
	1,000	Weyerhaeuser Co., 7.375%, 3/15/32	Ba1/BBB-	991,612

Real Estate Investment Trust – 0.9%
	1,000	Reckson Operating Partnership L.P., 7.75%, 3/15/20 (a)(c)	Ba2/BB+	982,850

Retail – 2.8%
		CVS Pass Through Trust (h),
	1,777	5.88%, 1/10/28	Baa2/NR	1,829,181
	994	7.507%, 1/10/32 (a)(c)	Baa2/BBB+	1,134,797

				2,963,978

Total Corporate Bonds & Notes (cost-$41,930,433)				44,828,920

ASSET-BACKED SECURITIES – 6.7%
	1,000	Advanta Business Card Master Trust, 0.598%, 6/20/14, FRN	Ca/CCC-	781,585
	238	Ameriquest Mortgage Securities, Inc., 5.972%, 2/25/33, FRN (d)	Ca/D	20,753
	158	Asset Backed Securities Corp. Home Equity, 3.098%, 6/21/29, FRN	Caa1/NR	27,657
		Bear Stearns Asset Backed Securities Trust,
	132	0.727%, 6/25/36, FRN	NR/BB	95,390
	1,051	4.199%, 7/25/36, VRN	NR/CCC	677,495
	70	CDC Mortgage Capital Trust, 5.447%, 3/25/33, FRN	C/D	989
	1,214	Denver Arena Trust, 6.94%, 11/15/19 (a)(c)	NR/NR	1,092,369
	638	EMC Mortgage Loan Trust, 0.997%, 2/25/41, FRN (a)(c)	NR/NR	522,004
	387	GE Mortgage Services LLC, 6.705%, 4/25/29, VRN	NR/NR	349,578
	269	GSAA Trust, 0.617%, 6/25/35, FRN	B2/AA+	193,726
	73	Keystone Owner Trust, 9.00%, 1/25/29 (a)(c)	Caa1/NR	66,736
	950	Lehman XS Trust, 5.42%, 11/25/35	Ba1/AAA	679,907
	2,455	Merrill Lynch First Franklin Mortgage Loan Trust,
		0.587%, 5/25/37, FRN	Ca/CCC	1,135,672
	980	Oakwood Mortgage Investors, Inc., 6.89%, 11/15/32, VRN	C/D	277,189
	97	Southern Pacific Secured Asset Corp., 0.687%, 7/25/29, FRN	B3/BB+	47,713
	68	Structured Asset Investment Loan Trust, 4.847%, 10/25/33, FRN	Caa2/CC	4,421
	1,000	UCFC Manufactured Housing Contract, 7.90%, 1/15/28, VRN	Ca/NR	1,144,812
	1,856	UPS Capital Business Credit, 6.10%, 4/15/26, FRN (c)	C/NR	77,724

Total Asset-Backed Securities (cost-$8,654,939)				7,195,720

6.30.10	PCM Fund, Inc. Semi-Annual Report	11

PCM Fund, Inc. Schedule of Investments

June 30, 2010 (unaudited) (continued)

Principal Amount (000s)			Credit Rating (Moody’s/S&P)	Value
MUNICIPAL BONDS & NOTES – 2.1%
Arkansas – 0.6%
	$865	Little Rock Municipal Property Owners Multipurpose Improvement Dist. No. 10, Special Tax, Capital Improvement Projects, 7.20%, 3/1/32, Ser. B	NR/NR	$646,925

Iowa – 0.3%
	295	Dickinson Cnty. Rev., Spirit Lake, 7.75%, 12/1/12, Ser. B	NR/NR	313,544

Virginia – 0.5%
	565	Lexington Industrial Dev. Auth. Rev., 8.00%, 1/1/15, Ser. C	NR/NR	540,547

West Virginia – 0.7%
	950	Tobacco Settlement Finance Auth. Rev., 7.467%, 6/1/47, Ser. A	Baa3/BBB	708,728

Total Municipal Bonds & Notes (cost-$2,608,441)				2,209,744

Shares
COMMON STOCK – 0.5%
Financial Services – 0.5%
	15,786	CIT Group, Inc. (g)	534,514

Oil Gas & Consumable Fuels
	1,294	SemGroup Corp., Class A (g)	31,697

Total Common Stock (cost-$304,123)			566,211

Principal Amount (000s)
U.S. GOVERNMENT AGENCY SECURITIES – 0.0%
	$23	Federal Housing Administration, 8.36%, 1/1/12 (e) (cost-$22,618)	Aaa/AAA	22,652

Shares
WARRANTS – 0.0%
Oil, Gas & Consumable Fuels – 0.0%
	1,362	SemGroup Corp., expires 11/14/30 (g) (cost-$6,128)	8,171

Principal Amount (000s)
SHORT-TERM INVESTMENTS – 9.8%
Corporate Notes – 6.7%
Financial Services – 6.2%
	$1,300	American General Finance Corp., 4.625%, 9/1/10 (h)	B2/B	1,300,000
		International Lease Finance Corp. (h),
	2,100	4.875%, 9/1/10	B1/BB+	2,094,750
	2,200	4.95%, 2/1/11	B1/BB+	2,178,000
	1,000	5.625%, 9/15/10	B1/BB+	1,001,250

				6,574,000

12	PCM Fund, Inc. Semi-Annual Report	6.30.10

PCM Fund, Inc. Schedule of Investments

June 30, 2010 (unaudited) (continued)

Principal Amount (000s)			Credit Rating (Moody’s/S&P)	Value
Insurance – 0.5%
	$600	American International Group, Inc., 4.70%, 10/1/10 (h)	A3/A-	$603,000

Total Corporate Notes (cost-$6,940,002)				7,177,000

Mortgage-Backed Securities – 0.7%
	1,000	First Union-National Bank-Bank of America Commercial Mortgage Trust, 6.00%, 1/15/11, CMO (a)(c) (cost-$1,000,981)	Ba3/NR	768,796

U.S. Treasury Bill – 0.1%
	140	0.059%, 7/15/10 (f) (cost-$139,997)		139,997

Asset-Backed Securities – 0.1%
	131	PPM America High Yield CBO Ltd., 1.609%, 6/1/11 (b)(e) (cost-$112,080)	NR/NR	56,002

U.S. Government Agency Securities – 0.0%
	4	Freddie Mac, 0.204%, 2/1/11, FRN (f) (cost-$3,999)	Aaa/AAA	3,999

Repurchase Agreements – 2.2%
	1,800	Credit Suisse Securities, dated 6/30/10, 0.01%, due 7/1/10, proceeds $1,800,001; collateralized by U.S. Treasury Bonds, 3.50%, 2/15/39, valued at $1,858,578 including accrued interest		1,800,000
	530	State Street Bank & Trust Co., dated 6/30/10, 0.01%, due 7/1/10, proceeds $530,000; collateralized by U.S. Treasury Notes, 1.00%, due 4/30/12, valued at $544,968 including accrued interest		530,000

Total Repurchase Agreements (cost-$2,330,000)				2,330,000

Total Short-Term Investments (cost-$10,527,059)				10,475,794

Total Investments (cost-$196,237,096) – 185.9%				198,871,365

Liabilities in excess of other assets – (85.9)%				(91,885,917)

Net Assets—100%				$106,985,448

Notes to Schedule of Investments:

(a)	Private Placement – Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $55,756,959, representing 52.1% of net assets.
(b)	Illiquid.
(c)	144A – Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.
(d)	In default.
(e)	Fair-Valued – Securities with an aggregate value of $6,081,997, representing 5.7% of net assets. See Note 1(a) in the Notes to Financial Statements.
(f)	All or partial amount segregated as collateral for swaps.
(g)	Non-income producing.
(h)	All or partial amount segregated as collateral for reverse repurchase agreements.

Glossary:

CMO	-	Collateralized Mortgage Obligation
FRN	-	Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2010.
IO	-	Interest Only
MBIA	-	insured by Municipal Bond Investors Assurance
NR	-	Not Rated
VRN	-	Variable Rate Note. Instruments whose interest rates change on specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). The interest rate disclosed reflects the rate in effect on June 30, 2010.

See accompanying Notes to Financial Statements	6.30.10	PCM Fund, Inc. Semi-Annual Report	13

PCM Fund, Inc. Statement of Assets and Liabilities

June 30, 2010 (unaudited)

Assets:
Investments, at value (cost-$196,237,096)	$198,871,365
Cash	223
Interest receivable	1,856,177
Unrealized appreciation of swaps	321,157
Receivable from broker	18,020
Prepaid expenses	12,919
Total Assets	201,079,861

Liabilities:
Payable for reverse repurchase agreements	90,587,426
Payable for investments purchased	2,070,444
Payable to brokers for cash collateral received	555,000
Swap premiums received	378,000
Unrealized depreciation of swaps	216,829
Investment management fees payable	126,641
Interest payable for reverse repurchase agreements	38,017
Accrued expenses	122,056
Total Liabilities	94,094,413
Net Assets	$106,985,448

Composition of Net Assets :
Common Stock:
Par value ($0.001 per share, applicable to 11,432,253 shares issued and outstanding)	$11,432
Paid-in-capital in excess of par	152,959,001
Undistributed net investment income	1,263,156
Accumulated net realized loss	(49,986,738)
Net unrealized appreciation of investments and swaps	2,738,597
Net Assets	$106,985,448
Net Asset Value Per Share	$9.36

14	PCM Fund, Inc. Semi-Annual Report	6.30.10	See accompanying Notes to Financial Statements

PCM Fund, Inc. Statement of Operations

Six Months ended June 30, 2010 (unaudited)

Investment Income:
Interest	$6,998,645

Expenses:
Investment management fees	717,448
Interest expense	326,378
Audit and tax services	32,259
Shareholder communications	27,288
Custodian and accounting agent fees	16,945
Transfer agent fees	16,777
Legal fees	11,310
New York Stock Exchange listing fees	8,488
Directors’ fees and expenses	3,899
Insurance expenses	1,169
Miscellaneous	1,342
Net expenses	1,163,303

Net Investment Income	5,835,342

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(221,380)
Swaps	104,305
Net change in unrealized appreciation/depreciation of:
Investments	17,666,606
Swaps	(40,883)
Net realized and change in unrealized gain on investments and swaps	17,508,648
Net Increase in Net Assets Resulting from Investment Operations	$23,343,990

See accompanying Notes to Financial Statements	6.30.10	PCM Fund, Inc. Semi-Annual Report	15

PCM Fund, Inc. Statement of Changes in Net Assets

	Six Months ended June 30, 2010 (unaudited)	Year ended December 31, 2009
Investment Operations:
Net investment income	$5,835,342	$9,215,948
Net realized loss on investments and swaps	(117,075)	(12,484,991)
Net change in unrealized appreciation/depreciation of investments and swaps	17,625,723	37,466,223
Net increase in net assets resulting from investment operations	23,343,990	34,197,180
Dividends to Shareholders from net investment income	(4,798,338)	(11,743,224)

Capital Share Transactions:
Reinvestment of dividends	149,896	264,306
Total increase in net assets	18,695,548	22,718,262

Net Assets:
Beginning of period	88,289,900	65,571,638
End of period including undistributed net investment income of $1,263,156 and $226,152 respectively)	$106,985,448	$88,289,900

Shares Issued in reinvestment of dividends	17,301	41,000

16	PCM Fund, Inc. Semi-Annual Report	6.30.10	See accompanying Notes to Financial Statements

PCM Fund, Inc. Statement of Cash Flows

Six Months ended June 30, 2010 (unaudited)

Decrease in Cash from:

Cash Flows provided by Operating Activities:
Net increase in net assets resulting from investment operations	$23,343,990
Adjustments to reconcile net increase in net assets resulting from investment operations to net cash used for operating activities:
Purchases of long-term investments	(61,464,315)
Proceeds from sales of long-term investments	43,427,265
Purchases of short-term portfolio investments, net	(4,386,995)
Net change in unrealized appreciation/depreciation of investments and swaps	(17,625,723)
Net realized loss on investments and swaps	117,075
Net amortization on investments	(1,074,727)
Decrease in receivable for investments sold	403,333
Increase in interest receivable	(377,329)
Decrease in receivable for paydown principal	31,405
Increase in prepaid expenses	(11,339)
Increase in payable for investments purchased	1,666,489
Increase in payable to brokers for cash collateral received	555,000
Increase in periodic and termination payment of swaps, net	84,698
Increase in investment management fees payable	20,774
Increase in interest payable for reverse repurchase agreements	8,375
Increase in accrued expenses	6,815
Net cash used for operating activities*	(15,275,209)

Cash Flows provided by Financing Activities:
Increase in payable for reverse repurchase agreements	21,899,373
Cash dividends paid (excluding reinvestment of dividends of $149,896)	(6,816,881)
Net cash provided by financing activities	15,082,492
Net decrease in cash	(192,717)
Cash at beginning of period	192,940
Cash at end of period	$223
*	Included in operating expenses is cash for interest primarily on reverse repurchase agreements of $317,964.

See accompanying Notes to Financial Statements	6.30.10	PCM Fund, Inc. Semi-Annual Report	17

PCM Fund, Inc. Notes to Financial Statements

June 30, 2010 (unaudited)

1. Organization and Significant Accounting Policies

PCM Fund, Inc. (the “Fund”) commenced operations on September 2, 1993. The Fund is registered under the Investment Company Act of 1940 (the “Act”), as amended, as a closed-end, non-diversified, management investment company organized as a Maryland corporation. Allianz Global Investors Fund Management LLC (the “Investment Manager”) serves as the Fund’s investment manager and is an indirect wholly-owned subsidiary of Allianz Global of America L.P. (“Allianz Global”). Allianz Global is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. The Fund has an unlimited amount of $0.001 par value common stock authorized.

The Fund’s primary investment objective is to achieve high current income by investing in a portfolio comprised primarily of commercial mortgage-backed securities. These securities are fixed income instruments representing an interest in mortgage loans on commercial real estate properties such as office buildings, shopping malls, hotels, apartment buildings, nursing homes and industrial properties. Capital gains from the disposition of investments is a secondary objective of the Fund.

There is no guarantee that the Fund will meet its stated objective.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Fund’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

The following is a summary of significant accounting policies consistently followed by the Fund:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services.

Portfolio securities and other financial instruments for which market quotations are not readily available or for which a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to procedures established by the Board of Directors, or persons acting at their discretion pursuant to procedures established by the Board of Directors, including certain fixed income securities which may be valued with reference to securities whose prices are more readily available. The Fund’s investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold and these differences could be material to the Fund’s financial statements. The Fund’s net asset value is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business.

18	PCM Fund, Inc. Semi-Annual Report	6.30.10

PCM Fund, Inc. Notes to Financial Statements

June 30, 2010 (unaudited)

1. Organization and Significant Accounting Policies (continued)

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1 – quoted prices in active markets for identical investments that the Fund has the ability to access
•

Level 2 – valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges

•	Level 3 – valuations based on significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation technique used.

The valuation techniques used by the Fund to measure fair value during the six months ended June 30, 2010 maximized the use of observable inputs and minimized the use of unobservable inputs. When fair-valuing securities, the Fund utilized option adjusted spread pricing techniques.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund’s policy is to recognize transfers between levels at the end of the reporting period.

A summary of the inputs used at June 30, 2010 in valuing the Fund’s assets and liabilities is listed below:

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 6/30/10
Investments in Securities – Assets
Mortgaged-Backed Securities	—	$127,560,810	$6,003,343	$133,564,153
Corporate Bonds & Notes:
Airlines	—	4,706,000	3,365,721	8,071,721
All Other	—	36,757,199	—	36,757,199
Asset-Backed Securities	—	7,195,720	—	7,195,720
Municipal Bonds & Notes	—	2,209,744	—	2,209,744
Common Stock:
Financial Services	$534,514	—	—	534,514
Oil, Gas & Consumable Fuels	—	—	31,697	31,697
U.S. Government Agency Securities	—	—	22,652	22,652
Warrants	—	—	8,171	8,171
Short-Term Investments:
Asset-Backed Securities	—	—	56,002	56,002
All Other	—	10,419,792	—	10,419,792

Total Investments in Securities – Assets	$534,514	$188,849,265	$9,487,586	$198,871,365

Other Financial Instruments* – Assets
Credit Contracts	—	$321,157	—	$321,157

Other Financial Instruments* – Liabilities
Credit Contracts	—	$(216,829)	—	$(216,829)

Total Investments	$534,514	$188,953,593	$9,487,586	$198,975,693

*	Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments, such as swap agreements, which are valued at the unrealized appreciation (depreciation) of the instrument.

There were no significant transfers into and out of Levels 1 and 2 during the six months ended June 30, 2010.

6.30.10	PCM Fund, Inc. Semi-Annual Report	19

PCM Fund, Inc. Notes to Financial Statements

June 30, 2010 (unaudited)

1. Organization and Significant Accounting Policies (continued)

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended June 30, 2010, was as follows:

	Beginning Balance 12/31/09	Net Purchases (Sales) and Settlements	Accrued Discounts (Premiums)	Net Realized Gain (Loss)	Net change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3**	Ending Balance 6/30/10
Investments in Securities – Assets
Mortgaged-Backed Securities	$5,440,288	$(562,864)	$88,182	$284,061	$1,624,397	—	$(870,721)	$6,003,343
Corporate Bonds & Notes:
Airlines	3,298,685	(95,647)	9,762	8,836	144,085	—	—	3,365,721
Common Stock:
Oil Gas & Consumable Fuels	33,314	—	—	—	(1,617)	—	—	31,697
U.S. Government Agency Securities	40,161	(17,424)	(37)	(97)	49	—	—	22,652
Warrants	6,128	—	—	—	2,043	—	—	8,171
Short-Term Investments:
Asset-Backed Securities	58,579	—	3,422	—	(5,999)	—	—	56,002

Total Investments	$8,877,155	$(675,935)	$101,329	$292,800	$1,762,958	—	$(870,721)	$9,487,586

**	Transferred out of Level 3 into Level 2 because more observable inputs were available.

The net change in unrealized appreciation/depreciation of Level 3 investments which the Fund held at June 30, 2010, was $1,314,817. Net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statement of Operations.

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income adjusted for the accretion of discount and amortization of premiums is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income over the lives of the respective securities. Paydown gains and losses are netted and recorded as interest income on the Statement of Operations.

(d) Federal Income Taxes

The Fund intends to distribute all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. Fund management has determined that its evaluation has resulted in no material impact to the Fund’s financial statements at June 30, 2010. The Fund’s federal tax returns for the prior three years remain subject to examination by the Internal Revenue Service.

20	PCM Fund, Inc. Semi-Annual Report	6.30.10

PCM Fund, Inc. Notes to Financial Statements

June 30, 2010 (unaudited)

1. Organization and Significant Accounting Policies (continued)

(e) Dividends and Distributions

The Fund declares dividends from net investment income monthly to shareholders. Distributions of net realized capital gains, if any, are paid annually. The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital in excess of par.

(f) Repurchase Agreements

The Fund enters into transactions with its custodian bank or securities brokerage firms whereby it purchases securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair-value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, are held by the custodian bank until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Fund require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

(g) Reverse Repurchase Agreements

In a reverse repurchase agreement, the Fund sells securities to a bank or broker-dealer and agrees to repurchase the securities at a mutually agreed upon date and price. Generally, the effect of such a transaction is that the Fund can recover and reinvest all or most of the cash invested in portfolio securities involved during the term of the reverse repurchase agreement and still be entitled to the returns associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the returns it obtains on investments purchased with the cash. To the extent a Fund does not cover its positions in reverse repurchase agreements (by segregating liquid assets at least equal in amount to the forward purchase commitment), the Fund’s uncovered obligations under the agreements will be subject to the Fund’s limitations on borrowings. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(h) Mortgage-Related and Other Asset-Backed Securities

Investments in mortgage-related or other asset-backed securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. The decline in liquidity and prices of these types of securities may have made it more difficult to determine fair market value. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

6.30.10	PCM Fund, Inc. Semi-Annual Report	21

PCM Fund, Inc. Notes to Financial Statements

June 30, 2010 (unaudited)

1. Organization and Significant Accounting Policies (continued)

(i) U.S. Government Agencies or Government-Sponsored Enterprises

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors not backed by the full faith and credit of the U.S. Government include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(j) Interest Expense

Interest expense relates primarily to the Fund’s liability in connection with reverse repurchase agreements. Interest expense is recorded as it is incurred.

2. Principal Risks

In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Fund also is exposed to various risks such as, but not limited to, interest rate, market price and credit risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements.

Mortgage-related and other asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Fund holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. A Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When a Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund’s shares.

The market values of equity securities, such as common and preferred stock may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse

22	PCM Fund, Inc. Semi-Annual Report	6.30.10

PCM Fund, Inc. Notes to Financial Statements

June 30, 2010 (unaudited)

2. Principal Risks (continued)

investor sentiment. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater market price volatility than fixed income securities.

The Fund is exposed to credit risk which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Fund is exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss to the Fund could exceed the value of the financial assets recorded in the Fund’s financial statements. Financial assets, which potentially expose the Fund to counterparty risk, consist principally of cash due from counterparties and investments. The Fund’s sub-adviser, Pacific Investment Management Company LLC (the “Sub-Adviser”), an affiliate of the Investment Manager, seeks to minimize the Fund’s counterparty risk by performing reviews of each counterparty and by minimizing concentration of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Fund and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements of the Fund.

The Fund is also a party to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements maintain provision for, initiation, income payments, events of default, and maintenance of collateral.

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Fund’s overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (“SIPA”) was commenced with respect to Lehman Brothers Inc. (“SLH”), a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of SLH. Lehman Brothers International (Europe) (“LBI”) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. (“LBSF”) filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

The Fund had select holdings, credit default swap agreements, securities and derivatives transactions outstanding with Lehman Brothers entities as issuer, referenced entity, counterparty or guarantor at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. The security holdings, credit default swap agreements, securities and derivatives transactions associated with LBSF as counterparty were written down to their

6.30.10	PCM Fund, Inc. Semi-Annual Report	23

PCM Fund, Inc. Notes to Financial Statements

June 30, 2010 (unaudited)

2. Principal Risks (continued)

estimated recoverable values. The remaining balances due from SLH are included in receivable from broker on the Fund’s Statement of Assets and Liabilities. A facilitated auction occurred on October 10, 2008 comprising multiple pre-approved brokerage agencies to determine the estimated recovery rate for holdings and credit default swap agreements with Lehman Brothers Holdings Inc. as the referenced entity. These recovery rates, as well as the current value of Senior Lehman bonds, were utilized in determining estimated recovery values for certain holdings. On September 23, 2009, LBSF returned all cash collateral to the Fund and the Fund paid all outstanding liabilities owed.

3. Financial Derivative Instruments

Disclosure about derivative instruments and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivative instruments, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges” and those that do not qualify for such accounting. Although the Fund may sometimes use derivatives for hedging purposes, the Fund reflects derivatives at fair value and recognizes changes in fair value through the Fund’s Statement of Operations, and such derivatives do not qualify for hedge accounting treatment. Derivative notional amounts and values as of June 30, 2010, which are disclosed in the accompanying Notes to Financial Statements, are indicative of the volume of the Fund’s derivatives activities over the reporting period.

(a) Swap Agreements

Swap agreements are privately negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Fund enters into credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements in order to manage its exposure to credit, currency and interest rate risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Payments received or made at the beginning of the measurement period are reflected as such on the Fund’s Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Fund’s Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Fund’s Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Fund’s Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Fund’s Statement of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swap Agreements — Credit default swap agreements involve one party (referred to as the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the

24	PCM Fund, Inc. Semi-Annual Report	6.30.10

PCM Fund, Inc. Notes to Financial Statements

June 30, 2010 (unaudited)

3. Financial Derivative Instruments (continued)

swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund uses credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit events. Unlike credit default swaps on corporate issues or sovereign issues of an emerging country, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Fund uses credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index, or in the case of a tranched index credit default swap, the credit event is settled based on the name’s weight in the index that falls within the tranche for which the Fund bears exposure. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund uses credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a

6.30.10	PCM Fund, Inc. Semi-Annual Report	25

PCM Fund, Inc. Notes to Financial Statements

June 30, 2010 (unaudited)

3. Financial Derivative Instruments (continued)

similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed later in the Notes to Financial Statements (see 5(a)) and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of June 30, 2010 for which the Fund is the seller of protection are disclosed later in the Notes to Financial Statements (see 5(a)). These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Fair Value of Derivative Instruments at June 30, 2010

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure.

The effect of derivative instruments on the Fund’s Statement of Assets and Liabilities at June 30, 2010:

Location	Credit Contracts
Asset derivatives:
Unrealized appreciation of swaps	$321,157

Liability derivatives:
Unrealized depreciation of swaps	$(216,829)

The effect of derivative instruments on the Fund’s Statement of Operations for the six months ended June 30, 2010:

Location	Credit Contracts
Net realized gain on:
Swaps	$104,305

Net change in unrealized appreciation/depreciation of:
Swaps	$(40,883)

4. Investment Manager /Sub-Adviser

The Fund has an Investment Management Agreement (the “Agreement”) with the Investment Manager. Subject to the supervision of the Fund’s Board of Directors, the Investment Manager is responsible for managing, either directly or through others selected by it, the Fund’s investment activities, business affairs and administrative matters. Pursuant to the Agreement, the Investment Manager receives an annual fee, payable monthly, at an annual rate of 0.80% of the Fund’s average daily total managed assets. Total managed assets refers to the total assets of the Fund (including assets attributable to any reverse repurchase agreements and borrowings), minus accrued liabilities (other than liabilities representing reverse repurchase agreements and borrowings).

26	PCM Fund, Inc. Semi-Annual Report	6.30.10

PCM Fund, Inc. Notes to Financial Statements

June 30, 2010 (unaudited)

4. Investment Manager /Sub-Adviser (continued)

The Investment Manager has retained the Sub-Adviser to manage the Fund’s investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Fund’s investment decisions. The Investment Manager, and not the Fund, pays a portion of the fees it receives as Investment Manager to the Sub-Adviser in return for its services.

5. Investments in Securities

Purchases and sales of investments, other than short-term securities and U.S. government obligations for the six months ended June 30, 2010, were $61,368,815 and $38,550,168, respectively. Purchases and sales in U.S. government obligations were $95,500 and $742,542, respectively.

(a) Credit default swap agreements:

Sell protection swap agreements outstanding at June 30, 2010 (1):

Swap Counterparty/ Referenced Debt Issuer	Notional Amount Payable on Default (000s)(3)	Credit Spread(2)	Termination Date	Payments Received	Market Value(4)	Upfront Premiums Received	Unrealized Appreciation (Depreciation)
Citigroup:
SLM	$1,000	5.75%	12/20/13	5.00%	$(21,053)	$(157,500)	$136,447
Deutsche Bank:
American International Group	2,000	3.16%	3/20/13	2.10%	(52,254)	—	(52,254)
SLM	1,000	5.75%	12/20/13	5.00%	(21,053)	(122,500)	101,447
SLM	3,000	6.40%	3/20/19	5.35%	(164,575)	—	(164,575)
Merrill Lynch:
SLM	700	5.75%	12/20/13	5.00%	(14,737)	(98,000)	83,263

					$(273,672)	$(378,000)	$104,328

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements as of year end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	The maximum potential amount the Fund could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at June 30, 2010 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

6.30.10	PCM Fund, Inc. Semi-Annual Report	27

PCM Fund, Inc. Notes to Financial Statements

June 30, 2010 (unaudited)

5. Investments in Securities (continued)

(b) Open reverse repurchase agreements at June 30, 2010 were:

Counterparty	Rate	Trade Date	Maturity Date	Principal & Interest	Principal
Bank of America	0.50%	6/8/10	7/9/10	$2,180,471	$2,179,775
	0.50%	6/9/10	7/9/10	1,009,683	1,009,375
	0.50%	6/17/10	7/19/10	1,406,273	1,406,000
	0.50%	6/23/10	7/23/10	963,170	963,063
	0.68%	6/28/10	7/28/10	821,184	821,138
	0.70%	6/2/10	7/1/10	540,980	540,675
	0.70%	6/4/10	7/9/10	671,133	670,781
	0.70%	6/8/10	7/9/10	1,759,668	1,758,881
	0.70%	6/17/10	7/19/10	770,947	770,738
	0.90%	6/28/10	7/27/10	3,859,289	3,859,000
	0.95%	6/3/10	7/2/10	1,591,175	1,590,000
	0.95%	6/4/10	7/12/10	1,460,040	1,459,000
	0.95%	6/7/10	7/9/10	1,256,796	1,256,000
	0.95%	6/17/10	7/19/10	734,271	734,000
	0.95%	6/18/10	7/20/10	2,250,772	2,250,000
Barclays Bank	0.48%	6/8/10	7/9/10	7,238,218	7,236,000
	0.48%	6/9/10	7/12/10	1,087,319	1,087,000
	0.48%	6/16/10	7/16/10	867,173	867,000
	0.48%	6/17/10	7/16/10	411,077	411,000
	0.70%	6/2/10	7/1/10	4,147,337	4,145,000
	0.70%	6/7/10	7/9/10	1,814,847	1,814,000
	0.70%	6/17/10	7/16/10	3,484,949	3,484,000
	0.70%	6/23/10	7/23/10	539,084	539,000
	1.15%	6/7/10	7/9/10	677,519	677,000
	1.00%	6/7/10	7/9/10	1,765,176	1,764,000
	1.00%	6/8/10	7/9/10	3,733,384	3,731,000
Credit Suisse First Boston	0.55%	6/2/10	7/1/10	1,724,764	1,724,000
	0.55%	6/18/10	7/20/10	659,131	659,000
	0.65%	6/17/10	7/19/10	1,950,493	1,950,000
	0.75%	6/7/10	7/8/10	1,865,933	1,865,000
Greenwich	0.95%	6/2/10	7/1/10	886,678	886,000
	0.95%	6/8/10	7/9/10	1,664,009	1,663,000
	0.95%	6/10/10	7/12/10	10,591,866	10,586,000
	0.95%	6/21/10	7/21/10	8,123,143	8,121,000
	1.15%	6/17/10	7/19/10	1,890,845	1,890,000
	1.15%	6/21/10	7/21/10	2,317,740	2,317,000
JPMorgan Chase	0.70%	6/10/10	7/12/10	3,196,305	3,195,000
	0.75%	6/22/10	7/22/10	1,817,341	1,817,000
Morgan Stanley	1.07%	6/3/10	7/2/10	1,452,208	1,451,000
	1.10%	6/7/10	7/8/10	1,056,774	1,056,000
	1.10%	6/8/10	7/9/10	1,755,233	1,754,000
	1.10%	6/18/10	7/20/10	2,631,045	2,630,000

					$90,587,426

The weighted average daily balance of reverse repurchase agreements outstanding during the six months ended June 30, 2010 was $81,272,251 at a weighted average interest rate of 0.80%. The total market value of underlying

28	PCM Fund, Inc. Semi-Annual Report	6.30.10

PCM Fund, Inc. Notes to Financial Statements

June 30, 2010 (unaudited)

5. Investments in Securities (continued)

collateral (refer to the Schedule of Investments for positions segregated as collateral for reverse repurchase agreements) for open reverse repurchase agreements at June 30, 2010 was $101,563,760.

The Fund received $666,247 in principal value of Corporate Bonds and $555,000 in cash as collateral for reverse repurchase agreements outstanding. Cash collateral received may be invested in accordance with the Fund’s investment strategy. Collateral received in the form of securities will not be pledged.

6. Income Tax Information

Net investment income and net realized gains differ for financial statement and federal income tax purposes primarily due to the treatment of amounts received under swap agreements. For the six months ended June 30, 2010, the Fund received $170,752 from swap agreements, which are treated as net realized gain (loss) for financial statement purposes and as net income (loss) for federal income tax purposes.

The cost basis of portfolio securities of $196,237,096 is substantially the same for both federal income tax purposes and financial reporting purposes. Aggregate gross unrealized appreciation for securities in which there is an excess of value over tax cost is $14,307,123; aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $11,672,854; and net unrealized appreciation for federal income tax purposes is $2,634,269.

7. Legal Proceedings

In June and September 2004, the Investment Manager and certain of its affiliates (including PEA Capital LLC (“PEA”), Allianz Global Investors Distributors LLC and Allianz Global Investors of America, L.P.), agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission (“SEC”) and the New Jersey Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Investment Manager serves as investment adviser. The settlements related to an alleged “market timing” arrangement in certain open-end funds formerly sub-advised by PEA. The Investment Manager and its affiliates agreed to pay a total of $68 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. Subsequent to these events, PEA deregistered as an investment adviser and dissolved. None of the settlements alleged that any inappropriate activity took place with respect to the Fund.

Since February 2004, the Investment Manager and certain of its affiliates and their employees have been named as defendants in a number of pending lawsuits concerning “market timing,” which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland (the “MDL Court”). After a number of claims in the lawsuits were dismissed by the MDL Court, the parties entered into a stipulation of settlement, which was publicly filed with the MDL Court in April 2010, resolving all remaining claims, but the settlement remains subject to the approval of the MDL Court.

In addition, the Sub-Adviser is the subject of a lawsuit in the Northern District of Illinois Eastern Division in which the complaint alleges that plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when the Sub-Adviser held both physical and futures positions in 10-year Treasury notes for its client accounts. In July 2007, the court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. The Sub-Adviser currently believes that the complaint is without merit and the Sub-Adviser intends to vigorously defend against this action.

The Investment Manager and the Sub-Adviser believe that these matters are not likely to have a material adverse effect on the Fund or on their ability to perform their respective investment advisory activities relating to the Fund.

6.30.10	PCM Fund, Inc. Semi-Annual Report	29

PCM Fund, Inc. Notes to Financial Statements

June 30, 2010 (unaudited)

8. Subsequent Events

On July 1, 2010, BNY Mellon completed it’s acquisition of PNC Global Investment Servicing, the Fund’s shareholder servicing agent.

On July 1, 2010, a dividend of $0.08 per share was declared to common shareholders payable August 2, 2010 to shareholders of record on July 12, 2010.

On August 2, 2010, a dividend of $0.08 per share was declared to common shareholders payable September 1, 2010 to shareholders of record on August 12, 2010.

30	PCM Fund, Inc. Semi-Annual Report	6.30.10

PCM Fund, Inc. Financial Highlights

For a share of common stock outstanding throughout each period:

	Six Months ended June 30, 2010 (unaudited)		Year ended December 31,
			2009	2008	2007	2006	2005
Net asset value, beginning of period	$7.73		$5.77	$11.28	$11.85	$11.94	$12.49
Investment Operations:
Net investment income	0.51		0.81	0.48 (1)	0.80 (1)	0.90 (1)	0.98 (1)
Net realized and change in unrealized gain (loss) on investments, futures contracts and swaps	1.54		2.18	(4.84)	(0.48)	0.14	(0.40)
Total from investment operations	2.05		2.99	(4.36)	0.32	1.04	0.58
Dividends to Shareholders from Net investment income	(0.42)		(1.03)	(1.15)	(0.89)	(1.13)	(1.13)
Net asset value, end of period	$9.36		$7.73	$5.77	$11.28	$11.85	$11.94
Market price, end of period	$9.97		$7.97	$6.13	$10.25	$14.40	$14.03
Total Investment Return (2)	31.09%		52.01%	(30.79)%	(23.17)%	11.17%	15.40%
RATIOS/SUPPLEMENTAL DATA:
Net assets end of period (000s)	$106,985		$88,290	$65,572	$128,092	$134,259	$134,792
Ratio of expenses to average net assets, including interest expense (3)	2.36	%*	2.67%	4.22%	4.03%	3.69%	2.77%
Ratio of expenses to average net assets, excluding interest expense	1.69	%*	1.71%	1.67%	1.08%	1.03%	1.07%
Ratio of net investment income to average net assets	11.81	%*	12.86%	5.24%	6.94%	7.64%	8.00%
Portfolio turnover	22%		57%	23%	17%	21%	8%

*	Annualized
(1)	Calculated on average of shares outstanding.
(2)	Total investment return is calculated assuming a purchase of a share of common stock at the current market price on the first day and a sale of a share of common stock at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges. Total investment return for a period of less than one year is not annualized.
(3)	Interest expense relates to investments in reverse repurchase agreement transactions.

See accompanying Notes to Financial Statements	6.30.10	PCM Fund, Inc. Semi-Annual Report	31

PCM Fund, Inc. Annual Shareholder Meeting Results/Changes to Board of

Directors/Proxy Voting Policies & Procedures (unaudited)

Annual Shareholder Meeting Results:

The Fund held its annual meeting of shareholders on April 14, 2010 which was adjourned to April 21, 2010. Shareholders voted as indicated below:

Proposal 1. To consider the Liquidation of the Fund.

For	Against	Abstain	Broker Non-votes
174,748	4,560,046	122,824	5,370,343

The proposal to liquidate did not pass.

Proposal 2. Election/Re-election of Directors

	Affirmative	Withheld Authority
Election of James A. Jacobson — Class I to serve until 2013	9,997,574	230,387
Re-election of William B. Ogden, IV — Class I to serve until 2013	9,985,543	242,418

Messrs. Paul Belica, Hans W. Kertess and John C. Maney* and Alan Rappaport, III continue to serve as Directors of the Fund.

*	Interested Director

Changes to Board of Directors:

Robert E. Conner served as Director of the Fund until his death on April 8, 2010.

On June 22, 2010, the Fund’s Board of Directors appointed Alan Rappaport as a Director.

R. Peter Sullivan, III announced his retirement from the Fund’s Board of Directors effective July 31, 2010.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Fund has adopted to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Fund’s shareholder servicing agent at (800) 254-5197; (ii) on the Fund’s website at www.allianzinvestors.com/closedendfunds; and (iii) on the Securities and Exchange Commission website at www.sec.gov

32	PCM Fund, Inc. Semi-Annual Report	6.30.10

PCM Fund, Inc. Matters Relating to the Directors’ Consideration of the Investment

Management and Portfolio Management Agreements (unaudited)

The Investment Company Act of 1940, as amended, requires that both the full Board of Directors (the “Directors”) and a majority of the non-interested Directors (the “Independent Directors”), voting separately, annually approve the continuance of the Fund’s Management Agreements with the Investment Manager (the “Advisory Agreement”) and Portfolio Management Agreement (the “Sub-Advisory Agreement”, and together with the Advisory Agreement, the “Agreements”) between the Investment Manager and the Sub-Adviser. The Directors met in person on June 22-23, 2010 (the “contract review meeting”) for the specific purpose of considering whether to approve the continuation of the Advisory Agreement and the Sub-Advisory Agreement. The Independent Directors were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Fund management during the contract review meeting.

Based on their evaluation of factors that they deemed to be material, including those factors described below, the Board of Directors, including a majority of the Independent Directors, concluded that the continuation of the Fund’s Advisory Agreement and the Sub-Advisory Agreement should be approved for a one-year period commencing July 1, 2010.

In connection with their deliberations regarding the continuation of the Agreements, the Directors, including the Independent Directors, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Directors considered the nature, quality, and extent of the various investment management, administrative and other services performed by the Investment Manager or the Sub-Adviser under the applicable Agreements.

In connection with contract review meeting, the Directors received and relied upon materials provided by the Investment Manager which included, among other items: (i) information provided by Lipper Inc. (“Lipper”) on the total return investment performance (based on net assets) of the Fund for various time periods, the investment performance of a group of funds with substantially similar investment classifications/objectives as the Fund identified by Lipper and the performance of applicable benchmark indices, (ii) information provided by Lipper on the Fund’s management fees and other expenses and the management fees and other expenses of comparable funds identified by Lipper, (iii) information regarding the investment performance and management fees of comparable portfolios of other clients of the Sub-Adviser, (iv) the estimated profitability to the Investment Manager and the Sub-Adviser from their relationship with the Fund for the one year period ended March 31, 2010, (v) descriptions of various functions performed by the Investment Manager and the Sub-Adviser for the Fund, such as portfolio management, compliance monitoring and portfolio trading practices, and (vi) information regarding the overall organization of the Investment Manager and the Sub-Adviser, including information regarding senior management, portfolio managers and other personnel providing investment management, administrative and other services to the Fund.

The Directors’ conclusions as to the continuation of the Agreements were based on a comprehensive consideration of all information provided to the Directors and were not the result of any single factor. Some of the factors that figured particularly in the Directors’ deliberations are described below, although individual Directors may have evaluated the information presented differently from one another, attributing different weights to various factors.

As part of their review, the Directors examined the Investment Manager’s and the Sub-Adviser’s abilities to provide high quality investment management and other services to the Fund. The Directors considered the investment philosophy and research and decision-making processes of the Sub-Adviser; the experience of key advisory personnel of the Sub-Adviser responsible for portfolio management of the Fund; the ability of the Investment Manager and the Sub-Adviser to attract and retain capable personnel; the capability and integrity of the senior management and staff of the Investment Manager and the Sub-Adviser; and the level of skill required to manage the Fund. In addition, the Directors reviewed the quality of the Investment Manager’s and the Sub-Adviser’s services with respect to regulatory compliance and compliance with the investment policies of the Fund; the nature and quality of certain administrative services the Investment Manager is responsible for providing to the Fund; and

6.30.10	PCM Fund, Inc. Semi-Annual Report	33

PCM Fund, Inc. Matters Relating to the Directors’ Consideration of the Investment

Management and Portfolio Management Agreements (unaudited)

conditions that might affect the Investment Manager’s or the Sub-Adviser’s ability to provide high quality services to the Fund in the future under the Agreements, including each organization’s respective business reputation, financial condition and operational stability. Based on the foregoing, the Directors concluded that the Sub-Adviser’s investment process, research capabilities and philosophy were well suited to the Fund given its investment objective and policies, and that the Investment Manager and the Sub-Adviser would be able to continue to meet any reasonably foreseeable obligations under the Agreements.

Based on information provided by Lipper, the Directors also reviewed the Fund’s total return investment performance as well as the performance of comparable funds identified by Lipper. In the course of their deliberations, the Directors took into account information provided by the Investment Manager in connection with the contract review meeting, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance.

In assessing the reasonableness of the Fund’s fees under the Agreements, the Directors considered, among other information, the Fund’s management fee and the total expense ratio as a percentage of average net assets attributable to common shares and the management fee and total expense ratios of comparable funds identified by Lipper.

The Directors specifically took note of how the Fund compared to its Lipper peers as to performance, management fee expense and total expenses. The Directors noted that the Investment Manager had provided a memorandum containing comparative information on the performance and expenses information of the Fund compared to the its Lipper peer categories. The Directors noted that while the Fund is not charged a separate administration fee, it was not clear whether the peer funds in the Lipper categories were charged such a fee by their investment managers.

The Directors noted that the expense group for the Fund provided by Lipper is small, consisting of a total of seven leveraged closed-end funds, including the Fund. The Directors also noted that average net assets of the common shares of the seven funds ranged from $58.7 million to $225.1 million, and that four of the funds are larger in asset size than the Fund. The Directors also noted that the Fund was ranked fifth out of seven funds in the expense peer group for actual management fees and third out of seven funds for actual total expenses (with funds ranked first having the lowest fees/expenses and ranked seventh having the highest fees/expenses in the peer group).

With respect to performance, the Directors also noted that the Fund’s performance had recently improved. Specifically, the Directors noted that the Fund outperformed its benchmark and had top quintile performance for the one-year period ended March 31, 2010. The Directors also noted that the Fund had fourth quintile performance for the three-year and five-year periods ended March 31, 2010 and third quintile performance for the ten-year period ended March 31, 2010. At the request of the Directors, the Investment Manager and Sub-Adviser agreed to continue to provide performance information related to the Fund on a monthly basis.

Because the Sub-Adviser does not manage any funds or institutional separate accounts with investment strategies similar to the Fund, the Directors did not consider the management fees charged by the Sub-Adviser to other clients.

Based on a profitability analysis provided by the Investment Manager, the Directors also considered the estimated profitability of the Investment Manager and the Sub-Adviser from their relationship with the Fund and determined that such profitability was down from last year and did not appear to be excessive.

The Directors also took into account that, as a closed-end investment company, the Fund does not currently intend to raise additional assets, so the assets of the Fund will grow (if at all) only through the investment performance of the Fund. Therefore, the Directors did not consider potential economies of scale as a principal factor in assessing the fee rates payable under the Agreements.

34	PCM Fund, Inc. Semi-Annual Report	6.30.10

PCM Fund, Inc. Matters Relating to the Directors’ Consideration of the Investment

Management and Portfolio Management Agreements (unaudited)

Additionally, the Directors considered so-called “fall-out benefits” to the Investment Manager and the Sub-Adviser, such as reputational value derived from serving as Investment Manager and Sub-Adviser to the Fund.

After reviewing these and other factors described herein, the Directors concluded with respect to the Fund, within the context of their overall conclusions regarding the Agreements and based on the information provided and related representations made by management, that the fees payable under the Agreements represent reasonable compensation in light of the nature and quality of the services being provided by the Investment Manager and Sub-Adviser to the Fund.

6.30.10	PCM Fund, Inc. Semi-Annual Report	35

Directors	Fund Officers
Hans W. Kertess Chairman of the Board of Directors	Brian S. Shlissel President & Chief Executive Officer

Paul Belica James A. Jacobson	Lawrence G. Altadonna Treasurer, Principal Financial & Accounting Officer

John C. Maney William B. Ogden, IV	Thomas J. Fuccillo Vice President, Secretary & Chief Legal Officer

Alan Rappaport	Scott Whisten Assistant Treasurer

Richard J. Cochran Assistant Treasurer

Youse E. Guia Chief Compliance Officer

Kathleen A. Chapman Assistant Secretary

Lagan Srivastava Assistant Secretary

Investment Manager

Allianz Global Investors Fund Management LLC

1345 Avenue of the Americas

New York, NY 10105

Sub-Adviser

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Custodian & Accounting Agent

State Street Bank & Trust Co. 801 Pennsylvania Avenue

Kansas City, MO 64105-1307

Transfer Agent, Dividend Paying Agent and Registrar

BNY Mellon

P.O. Box 43027

Providence, RI 02940-3027

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106-2797

Legal Counsel

Ropes & Gray LLP

One International Place

Boston, MA 02110-2624

This report, including the financial information herein, is transmitted to the shareholders of PCM Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

The financial information included herein is taken from the records of the Fund without examination by an independent registered public accounting firm, who did not express an opinion herein.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of its fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Fund’s website at www.allianzinvestors.com/closedendfunds.

Information on the Fund is available at www.allianzinvestors.com/closedendfunds or by calling the Fund’s shareholder servicing agent at (800) 254-5197.

Receive this report electronically and eliminate paper mailings. To enroll, go to www.allianzinvestors.com/edelivery.

AZ613SA_063010

ITEM 2.	CODE OF ETHICS

(A) N/A

(B) The CODE OF ETHICS PURUANT TO SECTION 406 OF THE SARBANES-OXLEY ACT OF 2002 FOR PRINICIPAL EXECUTIVE AND SENIOR FINANCIAL OFFICERS (THE “Code”) was updated to remove interested trustees from being subject to the Code, which is not required under Section 406 of the Sarbanes-Oxley Act of 2002. The Code also was updated to remove examples of specific conflict of interest situations and to add an annual certification requirement for Covered Officers. In addition, the approval or ratification process for material amendments to the Code was clarified to include approval by a majority of the independent trustees. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-254-5197. The Investment Manager’s code of ethics is included as an exhibit Exhibit 99.CODE ETH hereto.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not required in this filing.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not required in this filing.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANT

Not required in this filing.

ITEM 6.	SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not required in this filing.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not required in this filing.

ITEM 9.	Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Companies

None

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial and Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-3(c))), as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrants control over financial reporting.

ITEM 12.	EXHIBITS

(a) (1) Exhibit 99.CODE ETH — Code of Ethics

(a) (2) Exhibit 99.302 — Cert. — Certification pursuant to section 302 of the Sarbanes-Oxley Act of 2002

(b) Exhibit 99.906 Cert. — Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) PCM Fund, Inc.

By	/S/ BRIAN S. SHLISSEL
President and Chief Executive Officer

Date August 25, 2010

By	/S/ LAWRENCE G. ALTADONNA
Treasurer, Principal Financial & Accounting Officer

Date August 25, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ BRIAN S. SHLISSEL
President and Chief Executive Officer

Date August 25, 2010

By	/S/ LAWRENCE G. ALTADONNA
Treasurer, Principal Financial & Accounting Officer

Date August 25, 2010